EXHIBIT 99.1

                                 PROXYMED, INC.
                        PRO FORMA COMBINED BALANCE SHEET
                                 MARCH 31, 1997

                                                                                           PRO FORMA ADJUSTMENTS
                                                           HAYES COMPUTER                  ---------------------    PRO FORMA
                                       PROXYMED, INC.       SYSTEMS, INC.        TOTAL         #    DR. (CR.)        COMBINED
                  ASSETS               --------------      --------------        -----     ---------------------    ---------
Current assets:
   Cash and cash equivalents                $3,122,783           199,332       3,322,115      (1)      (199,332)     $2,475,657
                                                                                              (2)    (3,147,126)
                                                                                              (3)     2,500,000
   Investment in U.S. Treasury Notes         4,502,140                 0       4,502,140                              4,502,140
   Accounts receivable                         945,550           817,216       1,762,766      (1)      (817,216)        945,550
   Inventory                                   183,610           599,445         783,055                                783,055
   Other current assets                        187,522            29,718         217,240                                217,240
                                           -----------         ---------      ----------                            -----------
      Total current assets                   8,941,605         1,645,711      10,587,316                              8,923,642
Property and equipment, net                  1,100,724           637,276       1,738,000      (2)      (217,212)      1,520,788
Capitalized software costs, net              1,165,680         1,492,251       2,657,931      (2)    (1,224,600)      1,433,331
Goodwill, net                                1,593,419                 0       1,593,419                              1,593,419
Other assets                                    27,599                 0          27,599                                 27,599
                                           -----------         ---------      ----------                            -----------

      Total assets                         $12,829,027         3,775,238      16,604,265                            $13,498,779
                                           ===========         =========      ==========                            ===========

    LIABILITIES AND STOCKHOLDERS' EQUITY:

Current liabilities:
   Current portion of long-term debt          $683,167           195,379          878,546     (1)       195,379        $683,167
   Revolving line of credit                         $0         1,289,853        1,289,853     (1)     1,289,853       2,500,000 (a)
                                                                                              (3)    (2,500,000)
   Accounts payable and accrued expenses       862,061           939,496        1,801,557     (1)       928,355       1,703,202
                                                                                              (2)      (830,000)
   Deferred revenue                            568,863           251,205          820,068                               820,068
                                           -----------         ---------      -----------                            -----------
      Total current liabilities              2,114,091         2,675,933        4,790,024                             5,706,437

Deferred tax liability                               0           141,008          141,008     (1)       141,008               0
Long-term debt, less current portion           974,309           391,138        1,365,447     (1)       391,138         974,309
                                           -----------         ---------      -----------                            -----------
      Total liabilities                      3,088,400         3,208,079        6,296,479                             6,680,746
                                           -----------         ---------      -----------                            -----------
Equity:
   Common stock                                  9,673               500           10,173     (1)           500          10,061
                                                                                              (2)          (388)
   Additional paid-in capital               26,726,128            11,500       26,737,628     (1)        11,500      28,021,740
                                                                                              (2)    (1,295,612)
   Retained earnings (accumulated
     deficit)                              (16,995,174)          555,159      (16,440,015)    (1)       555,159     (21,213,768)
                                                                                              (2)     4,218,594
                                           -----------         ---------      -----------                            -----------
      Total equity                           9,740,627           567,159       10,307,786                             6,818,033
                                           -----------         ---------      -----------                            -----------

      Total liabilities and
       stockholder's equity                $12,829,027         3,775,238       16,604,265                           $13,498,779
                                           ===========         =========      ===========                           ===========
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(1) To eliminate assets and liabilities of Hayes Computer Systems, Inc. which were not acquired by ProxyMed, Inc.
(2) To record the cash disbursed and common stock issued upon the acquisition of certain assets and liabilities of Hayes Computer Systems, Inc., and the concurrent write-off of in-process research and development technology.
    The excess of the values assigned to long-term assets over their cost has been proportionally allocated and reduced in determining the fair values of such assets.
(3) To record drawdown from available bank line of credit.

(a) Repaid in May 1997.

Note - The terms of the Asset Purchase Agreement provide for additional payments of up to $2,000,000 in cash and common stock to be made to the selling shareholder of Hayes Computer Systems, Inc. based on the achievement of certain defined operating criteria. If such payments are made, they will be allocated to the long-term assets acquired, a substantial portion of which is in-process research and development technology which will be expensed.